EXHIBIT 99.1

ServisFirst Bancshares, Inc. Announces Inaugural Stock Repurchase Program

BIRMINGHAM, Ala., Oct. 14, 2026 (GLOBE NEWSWIRE) -- ServisFirst Bancshares, Inc., (NYSE: SFBS) (“ServisFirst”), the holding company for ServisFirst Bank, today announced that its Board of Directors has approved a stock repurchase program, under which ServisFirst may repurchase up to two million shares of its outstanding common stock through December 31, 2027. Repurchases may be made from time to time in the open market at prevailing prices and based on market conditions, or in privately negotiated transactions.

This represents ServisFirst’s inaugural stock repurchase program and reflects the Board’s confidence in ServisFirst’s financial strength, capital position, and long-term growth prospects, and commitment to capital management tools that allow ServisFirst to maximize shareholder value.

About ServisFirst Bancshares, Inc.

ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst Bancshares, Inc. provides business and personal financial services from locations in Alabama, Florida, Georgia, North and South Carolina, Tennessee, Texas and Virginia. Through the Bank, we originate commercial, consumer and other loans and accept deposits, provide electronic banking services, such as online and mobile banking, including remote deposit capture, deliver treasury and cash management services and provide correspondent banking services to other financial institutions. ServisFirst Bancshares, Inc. files periodic reports with the U.S. Securities and Exchange Commission (SEC). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbank.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning the amount, timing, manner and overall impact of future purchases under the repurchase program, as well as any other statement regarding future operations, results or performance, are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). The words “believe,” “expect,” “anticipate,” “project,” “plan,” “intend,” “will,” “could,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst, are necessarily estimates reflecting the judgment of ServisFirst’s senior management and involve risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10-K, "Forward-Looking Statements" and "Risk Factors" in our subsequent Quarterly Reports on Form 10-Q and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made. ServisFirst assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares, Inc. may be obtained over the Internet at www.servisfirstbank.com or by calling (205) 949-0302.

Contact: ServisFirst Bank
Davis Mange (205) 949-3420
DMange@servisfirstbank.com